TORTOISE MLP FUND, INC.

Supplement dated June 19, 2018

to the Statement of Additional Information (“SAI”),

dated June 6, 2018, as supplemented from time to time.

Stockholders of Tortoise MLP Fund, Inc. (the “Company”) elected Jennifer Paquette as a director of the Company to fill the seat vacated upon the retirement of Charles E. Heath at the 2018 annual meeting of stockholders of the Company. Ms. Paquette will hold office until the 2021 annual meeting of stockholders of the Company and until her successor is duly elected and qualified. Ms. Paquette also serves on the Company’s Audit and Valuation Committee, Nominating and Governance Committee and Compliance Committee. Additionally, the board of directors of the Company (the “Board”) has designated Ms. Paquette as a director that the preferred stockholders of the Company shall have the right to elect.

In addition to the experience provided in the table below, Ms. Paquette possesses investment management experience as a chief investment officer of a state public employees’ retirement association, which factored into the Board’s conclusion to nominate her as a director of the Company. Other attributes and qualifications considered for Ms. Paquette in connection with her nomination were her character and integrity and her willingness and ability to serve and commit the time necessary to perform the duties of a director for all of the closed-end funds in the Tortoise Fund Complex. No experience, qualification, attribute or skill was by itself controlling.

At December 31, 2017, Ms. Paquette did not beneficially own shares of the Company. Further, because Ms. Paquette was elected as a director of the Company as of May 18, 2018, Ms. Paquette did not receive any compensation from the Company as of December 31, 2017.

Accordingly, effective immediately, all references to Charles E. Heath are hereby removed from the SAI.

In addition, effective immediately, the following information is hereby added to the table in the “Management of the Company—Directors and Officers” section of the SAI:

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICER AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY TRUSTEES DURING PAST FIVE YEARS
Independent Director
Jennifer Paquette (Born 1962)	Class II director; Director since May 18, 2018	Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003 to 2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice-President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant and Assistant at Mitchell Hutchins Asset Management from 1985 to 1987. Chartered Financial Analyst (“CFA”) charterholder.	5	None

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TPZ, TTP, and NDP.

Tortoise MLP Fund, Inc.

11550 Ash Street, Suite 300

Leawood, Kansas 66211

Please Retain This Supplement for Future Reference

June 19, 2018